UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)    On March 2, 2015, Farmer Bros. Co., a Delaware corporation (the “Company”), as Borrower, together with its wholly owned subsidiaries, Coffee Bean International, Inc., an Oregon corporation, FBC Finance Company, a California corporation, and Coffee Bean Holding Company, Inc., a Delaware corporation, as additional Loan Parties and as Guarantors, entered into a Credit Agreement (the “Credit Agreement”) and a related Pledge and Security Agreement (the “Security Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”), as Administrative Agent, and SunTrust Bank (“SunTrust”), as Syndication Agent (collectively, the "Lenders"). The Credit Agreement replaces the Company’s September 12, 2011 Amended and Restated Loan and Security Agreement with Wells Fargo Bank, N.A. that expired on March 2, 2015. The following descriptions of the Credit Agreement and the Security Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the Credit Agreement and Security Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. Capitalized terms used without definition are defined in the Credit Agreement.

The Credit Agreement provides for a senior secured revolving credit facility (“Revolving Facility”) of up to $75 million (“Revolving Commitment”) consisting of Revolving Loans, Letters of Credit and Swingline Loans provided by Lenders, with a sublimit on Letters of Credit outstanding at any time of $30 million and a sublimit for Swingline Loans of $15 million. Chase agreed to provide $45 million of the Revolving Commitment and SunTrust agreed to provide $30 million of the Revolving Commitment. The Credit Agreement also includes an accordion feature whereby the Company may increase the Revolving Commitment by an aggregate amount not to exceed $50 million, subject to certain conditions.

The Credit Agreement provides for advances of up to: (a) 85% of the Borrowers’ eligible accounts receivable, plus (b) 75% of the Borrowers’ eligible inventory (not to exceed 85% of the product of the most recent Net Orderly Liquidation Value percentage multiplied by the Borrowers’ eligible inventory), plus (c) the lesser of $25 million and 75% of the fair market value of the Borrowers’ Eligible Real Property, subject to certain limitations, plus (d) the lesser of $10 million and the Net Orderly Liquidation Value of certain trademarks, less (e) reserves established by the Administrative Agent.

The Credit Agreement provides for interest rates based on Average Historical Excess Availability levels with a range of Prime Rate -0.25% to Prime Rate +0.50% or Adjusted LIBO Rate +1.25% to Adjusted LIBO Rate +2.00%. The Credit Agreement has a commitment fee ranging from 0.25% to 0.375% per annum based on Average Revolver Usage. Outstanding obligations under the Credit Agreement are collateralized by all of the Borrowers’ and the Guarantors’ assets, excluding, among other things, real property not included in the Borrowing Base, machinery and equipment (other than inventory), and the Company’s preferred stock portfolio. The Credit Agreement expires on March 2, 2020.

The Credit Agreement contains a variety of affirmative and negative covenants of types customary in an asset-based lending facility, including financial covenants relating to the maintenance of a fixed charge coverage ratio in certain circumstances. The Credit Agreement also allows the Lenders to establish reserve requirements, which may reduce the amount of credit otherwise available to the Company, and provides for customary Events of Default.

As of March 2, 2015, the Company had outstanding borrowings of $20.7 million, including $12 million to settle letters of credit that are being transitioned from the previous lender, utilized $11.0 million of the letters of credit sublimit, and had excess available under the Revolving Facility of $41.4 million.

Chase and its affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking services, for which they have received, and will receive, customary fees and expenses.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth in Item 1.01 — Entry into a Material Definitive Agreement above and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 5, 2015, the Company issued a press release announcing that it has entered into the Credit Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Credit Agreement, dated as of March 2, 2015, by and among Farmer Bros. Co., Coffee Bean International, Inc., FBC Finance Company, Coffee Bean Holding Co., Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

10.2
Pledge and Security Agreement dated as of March 2, 2015, by and among Farmer Bros. Co., Coffee Bean International, Inc., FBC Finance Company, Coffee Bean Holding Co., Inc., and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press release dated March 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2015

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Credit Agreement, dated as of March 2, 2015, by and among Farmer Bros. Co., Coffee Bean International, Inc., FBC Finance Company, Coffee Bean Holding Co., Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

10.2
Pledge and Security Agreement, dated as of March 2, 2015, by and among Farmer Bros. Co., Coffee Bean International, Inc., FBC Finance Company, Coffee Bean Holding Co., Inc., and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press release dated March 5, 2015